Exhibit 10.21

PATENT PURCHASE AGREEMENT

This PATENT PURCHASE AGREEMENT (“Agreement”) is entered into on April 6, 2005 (“Effective Date”) by and between Faust Communications, LLC, with an office at [***] (“Purchaser”), and NeoMagic Corporation with an office at 3250 Jay Street, Santa Clara, CA 95054 (“Seller”). The parties hereby agree as follows.

1. BACKGROUND

1.1 Seller owns certain United States Letters Patents and/or applications for United States Letters Patents and/or related foreign patents and applications.

1.2 Seller wishes to sell its right, title and interest in such patents and applications to Purchaser.

1.3 Purchaser wishes to purchase such patents and applications.

2. DEFINITIONS

2.1 “Assignment Agreements” means the agreements assigning ownership of the Patents from the inventors and/or prior owners to Seller.

2.2 “Closing Date” means the date on which Purchaser has paid the Seller the total Purchase Price.

2.3 “List of Prosecution Counsel” means the names and addresses of prosecution counsel who prosecuted the Patents and who are currently handling the Patents.

2.4 “Patents” means those patents and applications listed in Exhibit A hereto, and all reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, and divisions of such patents and applications; provisional patent applications that are or will be continuations or continuations in part of such patents and applications; and foreign counterparts to any of the foregoing including without limitation utility models.

2.5 “Purchase Price” means Four Million Five Hundred and Fifty Thousand Dollars (USD 4,550,000).

3. DELIVERY AND PAYMENT

3.1 Delivery. On the Effective Date, Seller shall deliver an executed original of the Assignment of Patent Rights in Exhibit B hereto to Purchaser.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

3.2 Payment. On the Effective Date, Purchaser shall pay to Seller the Purchase Price.

4. TRANSFER OF PATENTS

4.1 Patent Assignment. Effective on the Closing Date, Seller hereby sells, assigns, transfers and conveys to Purchaser all right, title and interest it has in and to the Patents and all inventions and discoveries described therein, including without limitation, all rights of Seller under the Assignment Agreements, and all rights of Seller to collect royalties under such Patents.

4.2 Assignment of Causes of Action. Effective on the Closing Date, Seller hereby sells, assigns, transfers and conveys to Purchaser all right, title and interest it has in and to all causes of action and enforcement rights, whether currently pending, filed, or otherwise, for the Patents and all inventions and discoveries described therein, including without limitation all rights to pursue damages, injunctive relief and other remedies for past, current and future infringement of the Patents.

4.3 Grant Under Patent Rights. Effective on the Closing Date, Purchaser hereby grants to Seller, under the Patent Rights (as defined in Exhibit B hereto), and for the lives thereof, a royalty-free, irrevocable, non-exclusive, non-transferable (except as permitted under Section 4.3 below), worldwide right and license (the “Seller License”) to practice the methods and to make, have made, use, distribute, lease, sell, offer for sale, import, export, develop and otherwise dispose of and exploit any products, processes or services covered by the Patent Rights (“Covered Products”). This Seller License shall also apply to the reproduction and subsequent distribution of Covered Products, in substantially identical form as they are distributed by the Seller, by authorized agents of the Seller such as a distributor, replicator, VAR or OEM.

4.4 Limitation on Transferability. The Seller License in Section 4.3 above may be transferred one time to a purchaser of all, or substantially all, of Seller’s operating assets (other than cash) which are covered by the Seller License, or to a party that by merger or otherwise, acquires all, or substantially all, of Seller’s outstanding capital stock (any such transaction referred to as the “Acquisition” and any such purchaser or acquiring party referred to as the “Assignee”). In the event of such Acquisition, the Seller License shall automatically become limited to the Covered Products of (1) Seller that are either under development or that are commercially released on the effective date of such Acquisition and (2) Assignee that are commercially released as of the effective date of the Acquisition and, for each of (1) and (2) any new versions that have merely incremental differences from Seller’s and Assignee’s Covered Products covered by the Seller License on the effective date of the Acquisition (all such products, processes and services referred to collectively as the “Covered Items”). In no event, however, shall the Seller License be construed or interpreted to include any other products, processes or services of the Seller, Assignee or any other third party. The Seller License with respect to the Covered Items shall automatically terminate upon any subsequent Acquisition by any third party (“Subsequent Acquisition”), provided that the Seller License shall continue in full force and effect with respect to any commercially

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

released Covered Items of Seller or Assignee that are in inventory or are in production on the effective date of any Subsequent Acquisition. Seller or Assignee shall provide Purchaser written notice within one hundred and twenty (120) days of the Seller License being transferred under this Section 4.4 and specifically detail the Covered Items as of the effective date of the Acquisition. If Purchaser is not so notified of such transfer of the Seller License within one hundred and twenty (120) days of the effective date of Acquisition, the Seller License under Section 4.3 shall automatically terminate.

5. ADDITIONAL OBLIGATIONS

5.1 Further Assurances. At the reasonable request of Purchaser and without demanding further consideration from Purchaser, Seller agrees to execute and deliver such other instruments and do and perform such other acts and things as may be reasonably necessary for effecting completely the consummation of the transfer of ownership in and to the Patents as contemplated hereby, including without limitation execution, acknowledgment and recordation of other such papers, and using all reasonable best efforts to obtain the same from the respective inventors, as necessary or desirable for fully perfecting and conveying unto Purchaser the benefit of the transfer of ownership in and to the Patents as contemplated hereby.

5.2 Further Assistance. Subject to the terms and conditions hereof, Seller agrees, upon the reasonable request of Purchaser, to do all things necessary, proper, or advisable, including without limitation the execution, acknowledgment and recordation of specific assignments, oaths, declarations and other documents on a country-by-country basis, to assist Purchaser in obtaining, perfecting, sustaining, and/or enforcing the Patent Rights. Such assistance may also include providing, and obtaining from the respective inventors, prompt production of pertinent facts and documents, giving of testimony, execution of petitions, oaths, powers of attorney, specifications, declarations or other papers and other assistance reasonably necessary for filing patent applications, complying with any duty of disclosure, and conducting prosecution, reexamination, reissue, interference or other priority proceedings, opposition proceedings, cancellation proceedings, public use proceedings, infringement or other court actions and the like with respect to the Patent Rights. Seller’s agreement to render any of the foregoing assistance is subject to Purchaser’s payment of all reasonable expenses of Seller incurred in connection therewith and the availability of Seller’s personnel.

5.3 Payment of Fees. Seller shall pay any maintenance fees, annuities, and the like due on the Patents for a period of thirty (30) calendar days following the Effective Date.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

6. REPRESENTATIONS AND WARRANTIES

Seller hereby warrants to Purchaser as follows:

6.1 Authority. Seller has the right and authority to enter into this Agreement and to carry out its obligations hereunder.

6.2 Title and Contest. Seller has good and marketable title to the Patents, including without limitation all rights, title, and interest in the Patents to sue for infringement thereof. The Patents are free and clear of all liens, mortgages, security interests or other encumbrances, and restrictions on transfer. There are no actions, suits, claims or proceedings threatened, pending or in progress on the part of any named inventor of the Patents relating in any way to the Patents and Seller has not received notice of (and Seller is not aware of any facts or circumstances which could reasonably be expected to give rise to) any other actions, suits, investigations, claims or proceedings threatened, pending or in progress relating in any way to the Patents. There are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Patents.

6.3 Existing Licenses. No rights or licenses have been granted under the Patents.

6.4 Restrictions on Rights. Purchaser will not be subject to any covenant not to sue or similar restrictions on its enforcement or enjoyment of the Patents as a result of the transaction contemplated in this Agreement, or any prior transaction related to the Patents.

6.5 Conduct. To Seller’s knowledge, none of Seller or its representatives has engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate any of the Patents or hinder their enforcement, including but not limited to misrepresenting Seller’s patent rights to a standard-setting organization.

6.6 Enforcement. Seller has not put a third party on notice of actual or potential infringement of any of the Patents or considered enforcement action(s) with respect to any of the Patents.

6.7 Patent Office Proceedings. None of the Patents have been or are currently involved in any reexamination, reissue, interference proceeding, or any similar proceeding and that no such proceedings are pending or threatened.

6.8 Related Assets. There are no other patents issued and/or applications pending for or on behalf of Seller which are subject to a Terminal Disclaimer under 37 C.F.R. §1.321 that require any of such patents issued and/or applications and any of the Patents conveyed in this Agreement to remain under common ownership.

6.9	Fees. All maintenance fees, annuities, and the like due on the Patents have been timely paid through the Effective Date.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

6.10 Validity and Enforceability. To Seller’s knowledge, the Patents have never been found invalid or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding, and Seller has not received any notice or information of any kind from any source suggesting that the Patents may be invalid or unenforceable.

7. MISCELLANEOUS

7.1 No Representation or Warranty. SELLER MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER THAT ANY OF THE PATENTS COVERED BY THIS AGREEMENT ARE EITHER VALID OR ARE INFRINGED BY ANY OTHER PARTIES.

7.2 Limitation on Consequential Damages. EXCEPT IN THE CASE OF FRAUD BY SELLER, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR LOSS OF PROFITS, OR ANY OTHER INDIRECT OR SPECIAL, CONSEQUENTIAL, PUNITIVE OR INCIDENTAL DAMAGES, HOWEVER CAUSED, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THE PARTIES ACKNOWLEDGE THAT THESE LIMITATIONS ON POTENTIAL LIABILITIES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT

7.3 Limitation of Liability. EXCEPT IN THE CASE OF FRAUD BY SELLER, IN NO EVENT SHALL EITHER PARTY’S TOTAL LIABILITY UNDER THIS AGREEMENT EXCEED THE PURCHASE PRICE. THE PARTIES ACKNOWLEDGE THAT THESE LIMITATIONS ON POTENTIAL LIABILITIES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

7.4 Compliance with Laws. Notwithstanding anything contained in this Agreement to the contrary, the obligations of the parties shall be subject to all laws, present and future, of any government having jurisdiction over the parties and this transaction, and to orders, regulations, directions or requests of any such government.

7.5 Confidentiality of Terms. The parties hereto shall keep the terms and existence of this Agreement and the identities of the parties hereto confidential and shall not now or hereafter divulge any of this information to any third party except: (a) with the prior written consent of the other party, such consent shall not be unreasonably withheld; (b) as otherwise may be required by law or legal process, including in confidence to financial advisors in their capacity of advising a party in such matters; (c) during the course of litigation, so long as the disclosure of such terms and conditions are restricted in the same manner as is the confidential information of other litigating parties; or (d) in confidence to its legal counsel, accountants, banks and financing sources and their advisors solely in connection with complying with financial transactions; provided that, in (b) through (d) above, (i) the disclosing party shall use all legitimate and legal means available to minimize the disclosure to third parties, including without limitation seeking a confidential treatment request or protective order whenever appropriate or available; and (ii), other than disclosures

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

pursuant to subsection (d) above, the disclosing party shall provide the other party with at least ten (10) days prior written notice of such disclosure. The above notwithstanding, Purchaser agrees that, on or after the Effective Date, Seller shall be allowed to make one or more public announcements in order to fulfill its requirements as a public company with respect to the disclosure of this Agreement. Seller agrees that it will submit any such announcements to Purchaser at least two (2) days prior to its making those announcements for Purchaser’s approval, which approval shall not be unreasonably withheld.

7.6 Governing Law. Any claim arising under or relating to this Agreement shall be governed by the internal substantive laws of the State of New York without regard to principles of conflict of laws.

7.7 Jurisdiction. Each party hereby agrees to jurisdiction and venue in the courts of the State of New York or the Federal courts sitting therein for all disputes and litigation arising under or relating to this Agreement.

7.8 Entire Agreement. The terms and conditions of this Agreement, including its exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof, and merges and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions. Neither of the parties shall be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. No oral explanation or oral information by either party hereto shall alter the meaning or interpretation of this Agreement. No amendments or modifications shall be effective unless in a writing signed by authorized representatives of both parties. These terms and conditions will prevail notwithstanding any different, conflicting or additional terms and conditions which may appear on any purchase order, acknowledgment or other writing not expressly incorporated into this Agreement. This Agreement may be executed in two (2) or more counterparts, all of which, taken together, shall be regarded as one and the same instrument. The following exhibits are attached hereto and incorporated herein: Exhibit A (entitled “Patent Rights to be Assigned”) and Exhibit B (entitled “Assignment of Patent Rights”).

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

7.9 Notices: All notices required or permitted to be given hereunder shall be in writing, shall make reference to this Agreement, and shall be delivered by hand, or dispatched by prepaid air courier or by registered or certified airmail, postage prepaid, addressed as follows:

If to Seller	If to Purchaser
NeoMagic Corporation	Faust Communications, LLC
3250 Jay Street	[***]
Santa Clara, CA 95054	[***]
Attn: Prakash Agarwal, Chairman and CEO	Attn: Managing Director

Such notices shall be deemed served when received by addressee or, if delivery is not accomplished by reason of some fault of the addressee, when tendered for delivery. Either party may give written notice of a change of address and, after notice of such change has been received, any notice or request shall thereafter be given to such party at such changed address.

7.10 Relationship of Parties. The parties hereto are independent contractors. Neither party has any express or implied right or authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or undertaking with any third party. Nothing in this Agreement shall be construed to create a partnership, joint venture, employment or agency relationship between Seller and Purchaser.

7.11 Equitable Relief. Each party agrees that damages alone would be insufficient to compensate the other for any material breach of this Agreement, acknowledges that irreparable harm would result from a breach of this Agreement, and consents to the entering of an order for injunctive relief to prevent a breach or further breach, and the entering of an order for specific performance to compel performance of any obligations under this Agreement.

7.12 Severability. The terms and conditions stated herein are declared to be severable. If any paragraph, provision, or clause in this Agreement shall be found or be held to be invalid or unenforceable in any jurisdiction in which this Agreement is being performed, the remainder of this Agreement shall be valid and enforceable and the parties shall use good faith to negotiate a substitute, valid and enforceable provision which most nearly effects the parties’ intent in entering into this Agreement.

7.13 Waiver. Failure by either party to enforce any term of this Agreement shall not be deemed a waiver of future enforcement of that or any other term in this Agreement or any other agreement that may be in place between the parties.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

7.14 Assignment. The terms and conditions of this Agreement shall inure to the benefit of Purchaser, its successors, assigns and other legal representatives. Subject to the limitations on the transfer of the Seller License under Section 4.4 above, Seller shall be entitled to assign this Agreement to, and the terms and condition hereof shall inure to the benefit of, any successor in interest to all or substantially all of the business or assets of Seller (whether by merger, reorganization, asset sale, or otherwise) that assumes all of Seller’s obligations under this Agreement. Purchaser shall be provided written notice of any such assignment within one hundred and twenty (120) days of the effective date of such assignment, which notice shall include the name and business address of the relevant assignee.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

In witness whereof, the parties have executed this Patent Purchase Agreement as of the Effective Date:

Faust Communications, LLC	NeoMagic Corp.

[***]	/s/ Scott Sullinger
Signature	Signature

[***]	Scott Sullinger
Printed Name	Printed Name

Authorized Representative	Chief Financial Officer
Title	Title

April 6, 2005	April 6, 2005
Date	Date

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Exhibit A

Patent Rights To Be Assigned

Patent or Application No.	Country	Filing Date	Title and Inventor(s)
US5506499	US	June 5, 1995	Multiple probing of an auxilary test pad which allows for reliable bonding to a primary bonding pad Puar; Deepraj S.

US5587672	US	September 25, 1995	Dynamic logic having power-down mode with periodic clock refresh for a low-power graphics controller Ranganathan; Ravi|Puar; Deepraj S.

US5615376	US	August 3, 1994	Clock management for power reduction in a video display sub-system Ranganathan; Ravi

US5754170	US	January 16, 1996	Transparent blocking of CRT refresh fetches during video overlay using dummy fetches Ranganathan; Ravi

US5757338	US	August 21, 1996	EMI reduction for a flat-panel display controller using horizontal-line based spread spectrum Bassetti; Chester F.|Pimpalkhare; Mangesh S.|Dharmarajan; Krishnan C.

US5764201	US	April 22, 1996	Multiplexed yuv-movie pixel path for driving dual displays Ranganathan; Ravi

US5781200	US	August 8, 1996	Tile memory mapping for increased throughput in a dual bank access DRAM Lu; Hsuehchung Shelton|Fan; Huei-Yi

Exhibit A

US5790083	US	April 10, 1996	Programmable burst of line-clock pulses during vertical retrace to reduce flicker and charge build-up on passive LCD display panels during simultaneous LCD and CRT display Bassetti; Chester F.

US5805126	US	May 8, 1996	Display system with highly linear, flicker-free gray scales using high framecounts Bassetti; Chester F.

US5877780	US	August 8, 1996	Semiconductor chip having multiple independent memory sections, at least one of which includes simultaneously accessible arrays Lu; Hsuehchung Shelton|Rossman; Andrew|LeNgoc; Dahn

US5900887	US	May 5, 1997	Multiplexed wide interface to SGRAM on a graphics controller for complex-pattern fills without color and mask registers Leung; Clement K.|Ranganathan; Ravi

US5903480	US	September 29, 1997	Division-free phase-shift for digital-audio special effects Lin; Tao

US5907295	US	August 4, 1997	Audio sample-rate conversion using a linear-interpolation stage with a multi-tap low-pass filter requiring reduced coefficient storage Lin; Tao

Exhibit A

US5929924	US	March 10, 1997	Portable PC simultaneously displaying on a flat-panel display and on an external NTSC/PAL TV using line buffer with variable horizontal-line rate during vertical blanking period Chen; Andy His-Wen

US5936683	US	September 29, 1997	YUV-to-RGB conversion without multiplies using look-up tables and pre-clipping Lin; Tao

US5943382	US	December 15, 1997	Dual-loop spread-spectrum clock generator with master PLL and slave voltage-modulation-locked loop Li; Hung-Sung|Pimpalkhare; Mangesh S.

US5970110	US	January 9, 1998	Precise, low-jitter fractional divider using counter of rotating clock phases Li; Hung-Sung

US6007228	US	May 21, 1997	Master digital mixer with digital-audio links to external audio in a docking station and to internal audio inside a portable PC Agarwal; Suresh|Dharmarajan; Krishnan C.

US6016151	US	September 12, 1997	3D triangle rendering by texture hardware and color software using simultaneous triangle-walking and interpolation for parallel operation Lin; Tao

US6023745	US	August 8, 1996	Scoreboarding for DRAM access within a multi-array DRAM device using simultaneous activate and read/write accesses Lu; Hsuehchung Shelton

Exhibit A

US6043801	US	October 28, 1997	Display system with highly linear, flicker-free gray scales using high framecounts Bassetti; Chester F.

US6046735	US	April 6, 1998	EMI reduction for a flat-panel display controller using horizontal-line-based spread spectrum Bassetti; Chester F.|Pimpalkhare; Mangesh S.|Dharmarajan; Krishnan C.

US6049316	US	June 12, 1997	PC with multiple video-display refresh-rate configurations using active and default registers Nolan; Rebecca|Tang; Richard X.

US6057789	US	October 29, 1998	Re-synchronization of independently-clocked audio streams by dynamically switching among 3 ratios for sampling-rate-conversion Lin; Tao

US6057809	US	May 20, 1998	Modulation of line-select times of individual rows of a flat-panel display for gray-scaling Singhal; Dave M.|Bassetti; Chester F.

US6072415	US	October 29, 1998	Multi-mode 8/9-bit DAC with variable input-precision and output range for VGA and NTSC outputs Cheng; Yu-Chi

US6078513	US	August 16, 1999	NMOS dynamic content-addressable-memory CAM cell with self-booting pass transistors and local row and column select Ong; Adrian E.|Puar; Deepraj S.

Exhibit A

US6091386	US	June 23, 1998	Extended frame-rate acceleration with gray-scaling for multi-virtual-segment flat-panel displays Lin; Tao

US6101620	US	July 18, 1997	Testable interleaved dual-DRAM architecture for a video memory controller with split internal/external memory Ranganathan; Ravi

US6104658	US	September 29, 1998	Distributed DRAM refreshing Lu; Hsuehchung Shelton

US6157978	US	January 6, 1999	Multimedia round-robin arbitration with phantom slots for super-priority real-time agent Ng; David Way|Mathur; Harish Narian

US6184894	US	January 29, 1999	Adaptive tri-linear interpolation for use when switching to a new level-of-detail map Rosman; Andrew|Pimpalkhare; Mangesh S.

US6188411	US	July 2, 1998	Closed-loop reading of index registers using wide read and narrow write for multi-threaded system Lai; Michael Man Lok

US6188594	US	June 9, 1999	Reduced-pitch 6-transistor NMOS content-addressable-memory cell Ong; Adrian E.

US6189082	US	January 29, 1999	Burst access of registers at non-consecutive addresses using a mapping control word Ramamurthy; Sriram

Exhibit A

US6205524	US	September 16, 1998	Multimedia arbiter and method using fixed round-robin slots for real-time agents and a timed priority slot for non-real-time agents Ng; David Way

US6222550	US	December 17, 1998	Multiple triangle pixel-pipelines with span-range pixel interlock for processing separate non-overlapping triangles for superscalar 3D graphics engine Rosman; Andrew|Li; Ming-Ju

US6230235	US	September 29, 1998	Address lookup DRAM aging Lu; Hsuehchung Shelton|Keene; David

US6236347	US	March 31, 2000	Dual-mode graphics DAC with variable 8/9-bit input-precision for VGA and NTSC outputs Cheng; Yu-Chi

US6252919	US	December 17, 1998	Re-synchronization of independently-clocked audio streams by fading-in with a fractional sample over multiple periods for sample-rate conversion Lin; Tao

US6260054	US	October 29, 1998	Reciprocal generator using piece-wise-linear segments of varying width with floating-point format Rosman; Andrew|Lin; Tao

US6272283	US	April 22, 1998	Copy-protection for laptop PC by disabling TV-out while viewing protected video on PC display Nguyen; Thu N.

US6295068	US	April 6, 1999	Advanced graphics port (AGP) display driver with restricted execute mode for transparently transferring textures to a local texture cache Peddada; Vijay|Ranade; Shreekant M.

Exhibit A

US6308220	US	January 29, 1999	Circulating parallel-search engine with random inputs for network routing table stored in a wide embedded DRAM Mathur; Harish N.

US6374148	US	October 13, 1999	Portable-PC audio system with digital-audio links to external audio in a docking station Dharmarajan; Krishnan C.|Agarwal; Suresh

US6421466	US	September 29, 1999	Hierarchical motion estimation with levels of varying bit width for digital video compression Lin; Tao

US6424658	US	February 17, 1999	Store-and-forward network switch using an embedded DRAM Mathur; Harish N.

US6433789	US	February 18, 2000	Steaming prefetching texture cache for level of detail maps in a 3D-graphics engine Rosman; Andrew

US6473529	US	November 3, 1999	Sum-of-absolute-difference calculator for motion estimation using inversion and carry compensation with full and half-adders Lin; Tao

US6501482	US	October 11, 2000	Texture map blender with adaptive interpolation when switching to a new level-of-detail map Rosman; Andrew|Pimpalkhare; Mangesh S.

Exhibit A

US6564329	US	March 16, 1999	System and method for dynamic clock generation Cheung; Edmund|Sponring; Otto

US6591286	US	January 18, 2002	Pipelined carry-lookahead generation for a fast incrementer Lu; Wei-Ping

US6628330	US	November 3, 1999	Color interpolator and horizontal/vertical edge enhancer using two line buffer and alternating even/odd filters for digital camera Lin; Tao

US6642962	US	September 1, 1999	Merged pipeline for color interpolation and edge enhancement of digital images Lin; Tao|Yu; Vincent Chor-Fung|Tang; Tianhua|Hwang; Beong-Kwon

US6680738	US	February 22, 2002	Single-block virtual frame buffer translated to multiple physical blocks for multi-block display refresh generator Ishii; Takatoshi|Cheung; Edmund|Brannon; Sherwood

US6721000	US	February 23, 2000	Adaptive pixel-level color enhancement for a digital camera Lin; Tao|Tang; Tianhua

US6741257	US	January 20, 2003	Graphics engine command FIFO for programming multiple registers using a mapping index with register offsets Retika; John Y.

US6791576	US	February 23, 2000	Gamma correction using double mapping with ratiometrically-related segments of two different ratios Lin; Tao

Exhibit B

ASSIGNMENT OF PATENT RIGHTS

For good and valuable consideration, the receipt of which is hereby acknowledged, NeoMagic Corporation having offices at 3250 Jay Street, Santa Clara, CA 95054 (“Assignor”), does hereby sell, assign, transfer and convey unto Faust Communications, LLC, with an office at [***] (“Assignee”) or its designees, all of Assignor’s right, title and interest in and to the patent applications and patents listed below, any patents, registrations, or certificates of invention issuing on any patent applications listed below, the inventions disclosed in any of the foregoing, any and all counterpart United States, international and foreign patents, applications and certificates of invention based upon or covering any portion of the foregoing, and all reissues, re-examinations, divisionals, renewals, extensions, provisionals, continuations and continuations-in-part of any of the foregoing (collectively “Patent Rights”):

Patent or Application No.	Country	Filing Date	Title and Inventor(s)
US5506499	US	June 5, 1995	Multiple probing of an auxiliary test pad which allows for reliable bonding to a primary bonding pad Puar; Deepraj S.

US5587672	US	September 25, 1995	Dynamic logic having power-down mode with periodic clock refresh for a low-power graphics controller Ranganathan; Ravi|Puar; Deepraj S.

US5615376	US	August 3, 1994	Clock management for power reduction in a video display sub-system Ranganathan; Ravi

US5754170	US	January 16, 1996	Transparent blocking of CRT refresh fetches during video overlay using dummy fetches Ranganathan; Ravi

US5757338	US	August 21, 1996	EMI reduction for a flat-panel display controller using horizontal-line based spread spectrum Bassetti; Chester F.|Pimpalkhare; Mangesh S.|Dharmarajan; Krishnan C.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Exhibit B

US5764201	US	April 22, 1996	Multiplexed yuv-movie pixel path for driving dual displays Ranganathan; Ravi

US5781200	US	August 8, 1996	Tile memory mapping for increased throughput in a dual bank access DRAM Lu; Hsuehchung Shelton|Fan; Huei-Yi

US5790083	US	April 10, 1996	Programmable burst of line-clock pulses during vertical retrace to reduce flicker and charge build-up on passive LCD display panels during simultaneous LCD and CRT display Bassetti; Chester F.

US5805126	US	May 8, 1996	Display system with highly linear, flicker-free gray scales using high framecounts Bassetti; Chester F.

US5877780	US	August 8, 1996	Semiconductor chip having multiple independent memory sections, at least one of which includes simultaneously accessible arrays Lu; Hsuehchung Shelton|Rossman; Andrew|LeNgoc; Dahn

US5900887	US	May 5, 1997	Multiplexed wide interface to SGRAM on a graphics controller for complex-pattern fills without color and mask registers Leung; Clement K.|Ranganathan; Ravi

Exhibit B

US5903480	US	September 29, 1997	Division-free phase-shift for digital-audio special effects Lin; Tao

US5907295	US	August 4, 1997	Audio sample-rate conversion using a linear-interpolation stage with a multi-tap low-pass filter requiring reduced coefficient storage Lin; Ta

US5929924	US	March 10, 1997	Portable PC simultaneously displaying on a flat-panel display and on an external NTSC/PAL TV using line buffer with variable horizontal-line rate during vertical blanking period Chen; Andy His-Wen

US5936683	US	September 29, 1997	YUV-to-RGB conversion without multiplies using look-up tables and pre-clipping Lin; Tao

US5943382	US	December 15, 1997	Dual-loop spread-spectrum clock generator with master PLL and slave voltage-modulation-locked loop Li; Hung-Sung|Pimpalkhare; Mangesh S.

US5970110	US	January 9, 1998	Precise, low-jitter fractional divider using counter of rotating clock phases Li; Hung-Sung

US6007228	US	May 21, 1997	Master digital mixer with digital-audio links to external audio in a docking station and to internal audio inside a portable PC Agarwal; Suresh|Dharmarajan; Krishnan C.

Exhibit B

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US6043801	US	October 28, 1997	Display system with highly linear, flicker-free gray scales using high framecounts Bassetti; Chester F.

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US6049316	US	June 12, 1997	PC with multiple video-display refresh-rate configurations using active and default registers Nolan; Rebecca|Tang; Richard X.

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US6057809	US	May 20, 1998	Modulation of line-select times of individual rows of a flat-panel display for gray-scaling Singhal; Dave M.|Bassetti; Chester F.

Exhibit B

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US6091386	US	June 23, 1998	Extended frame-rate acceleration with gray-scaling for multi-virtual-segment flat-panel displays Lin; Tao

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US6157978	US	January 6, 1999	Multimedia round-robin arbitration with phantom slots for super-priority real-time agent Ng; David Way|Mathur; Harish Narian

US6184894	US	January 29, 1999	Adaptive tri-linear interpolation for use when switching to a new level-of-detail map Rosman; Andrew|Pimpalkhare; Mangesh S.

US6188411	US	July 2, 1998	Closed-loop reading of index registers using wide read and narrow write for multi-threaded system Lai; Michael Man Lok

Exhibit B

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US6222550	US	December 17, 1998	Multiple triangle pixel-pipelines with span-range pixel interlock for processing separate non-overlapping triangles for superscalar 3D graphics engine Rosman; Andrew|Li; Ming-Ju

US6230235	US	September 29, 1998	Address lookup DRAM aging Lu; Hsuehchung Shelton|Keene; David

US6236347	US	March 31, 2000	Dual-mode graphics DAC with variable 8/9-bit input-precision for VGA and NTSC outputs Cheng; Yu-Chi

US6252919	US	December 17, 1998	Re-synchronization of independently-clocked audio streams by fading-in with a fractional sample over multiple periods for sample-rate conversion Lin; Tao

US6260054	US	October 29, 1998	Reciprocal generator using piece-wise-linear segments of varying width with floating-point format Rosman; Andrew|Lin; Tao

Exhibit B

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US6295068	US	April 6, 1999	Advanced graphics port (AGP) display driver with restricted execute mode for transparently transferring textures to a local texture cache Peddada; Vijay|Ranade; Shreekant M.

US6308220	US	January 29, 1999	Circulating parallel-search engine with random inputs for network routing table stored in a wide embedded DRAM Mathur; Harish N.

US6374148	US	October 13, 1999	Portable-PC audio system with digital-audio links to external audio in a docking station Dharmarajan; Krishnan C.|Agarwal; Suresh

US6421466	US	September 29, 1999	Hierarchical motion estimation with levels of varying bit width for digital video compression Lin; Tao

US6424658	US	February 17, 1999	Store-and-forward network switch using an embedded DRAM Mathur; Harish N.

US6433789	US	February 18, 2000	Steaming prefetching texture cache for level of detail maps in a 3D-graphics engine Rosman; Andrew

Exhibit B

US6473529	US	November 3, 1999	Sum-of-absolute-difference calculator for motion estimation using inversion and carry compensation with full and half-adders Lin; Tao

US6501482	US	October 11, 2000	Texture map blender with adaptive interpolation when switching to a new level-of-detail map Rosman; Andrew|Pimpalkhare; Mangesh S.

US6564329	US	March 16, 1999	System and method for dynamic clock generation Cheung; Edmund|Sponring; Otto

US6591286	US	January 18, 2002	Pipelined carry-lookahead generation for a fast incrementer Lu; Wei-Ping

US6628330	US	November 3, 1999	Color interpolator and horizontal/vertical edge enhancer using two line buffer and alternating even/odd filters for digital camera Lin; Tao

US6642962	US	September 1, 1999	Merged pipeline for color interpolation and edge enhancement of digital images Lin; Tao|Yu; Vincent Chor-Fung|Tang; Tianhua|Hwang; Beong-Kwon

US6680738	US	February 22, 2002	Single-block virtual frame buffer translated to multiple physical blocks for multi-block display refresh generator Ishii; Takatoshi|Cheung; Edmund|Brannon; Sherwood

US6721000	US	February 23, 2000	Adaptive pixel-level color enhancement for a digital camera Lin; Tao|Tang; Tianhua

Exhibit B

US6741257	US	January 20, 2003	Graphics engine command FIFO for programming multiple registers using a mapping index with register offsets Retika; John Y.

US6791576	US	February 23, 2000	Gamma correction using double mapping with ratiometrically-related segments of two different ratios Lin; Tao

Assignor further agrees to and hereby does sell, assign, transfer and convey unto Assignee all rights: (i) in and to causes of action and enforcement rights for the Patent Rights including all rights to pursue damages, injunctive relief and other remedies for past and future infringement of the Patent Rights, and (ii) to apply in any or all countries of the world for patents, certificates of invention or other governmental grants for the Patent Rights, including without limitation under the Paris Convention for the Protection of Industrial Property, the International Patent Cooperation Treaty, or any other convention, treaty, agreement or understanding. Assignor also hereby authorizes the respective patent office or governmental agency in each jurisdiction to issue any and all patents or certificates of invention which may be granted upon any of the Patent Rights in the name of Assignee, as the assignee to the entire interest therein.

Assignor warrants to Assignee that (i) Assignor has the right and authority to enter into this assignment of patent rights and to carry out its obligations hereunder; (ii) Assignor has good and marketable title to the Patent Rights, including without limitation all rights, title, and interest in the Patent Rights to sue for infringement thereof; and (iii) the Patent Rights are free and clear of all liens, mortgages, security interests or other encumbrances, and restrictions on transfer.

IN WITNESS WHEREOF this Assignment of Patent Rights is executed at Santa Clara, CA on April 6, 2005.

ASSIGNOR

By:	/s/ Scott Sullinger
Name:	Scott Sullinger
Title:	CFO

Exhibit B

(Signature MUST be notarized)